SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 10, 1997




                      PEOPLES-SIDNEY FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)



  Delaware                         0-22223                      31-1499862
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(State or other             (Commission File Number)           (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)



101 East Court Street, Sidney, Ohio                                45365
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(Address of principal executive offices)                         (Zip Code)

        Registrant's telephone number, including area code (937) 492-6129



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events

         On October 10, 1997, Peoples-Sidney Financial Corporation issued the attached press release relating to the announcement of quarterly earnings and dividend increase.


Item 7.  Financial Statements and Exhibits


         (c)      Exhibits.

         The Exhibits listed on the accompanying Exhibit Index are filed as part of this Report and are incorporated herein by reference.

                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------



99.1           Press Release Announcing Quarterly Earnings and Dividend Increase

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PEOPLES-SIDNEY FINANCIAL CORPORATION



Date: October 17, 1997                By:  /s/ Douglas Stewart
                                           --------------------
                                           Douglas Stewart
                                           President and Chief Executive Officer